SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant    [   ]

Filed by a Party other than the Registrant    [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

Dell Inc.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[   ]           Fee paid previously with preliminary materials.

[   ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On July 1, 2013, Carl C. Icahn and affiliates filed Definitive Additional Materials on Schedule 14A that included certain pro forma financial information of Dell Inc. as Exhibit 2.  Revised versions of such pro forma financial information are included as Exhibit A and Exhibit B hereto.

On July 12, 2013, Carl C. Icahn and affiliates filed as Definitive Additional Materials on Schedule 14A an amendment (the “Amendment”) to the Schedule 13D filed by Mr. Icahn and affiliates on May 13, 2013.  The Amendment included as Exhibit 1 a letter to stockholders of Dell Inc. (the “July 12 Letter”), and the July 12 Letter included certain assumptions and calculations as an exhibit (“Exhibit 1 to the July 12 Letter”).  A copy of Exhibit 1 to the July 12 Letter is included as Exhibit C hereto.

On July 16, 2013, Carl C. Icahn and affiliates prepared Pro Forma Condensed Consolidated Statements of Income of Dell Inc. for the fiscal year ended February 1, 2013 and the quarterly period ended May 3, 2013, a copy of which is included as Exhibit D hereto.

In addition, on July 16, 2013, Mr. Icahn sent the following Tweet relating to Dell Inc. under the twitter handle @Carl_C_Icahn (https://twitter.com/Carl_C_Icahn):

“I’ll be an Alpha Agitator at tmrw’s Delivering Alpha Conference. Nowadays there are plenty of corporate boards and CEOs to agitate about”

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOUCMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON JULY 18, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION.  A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT, DATED JUNE 26, 2013. EXCEPT AS OTHERWISE DISCLOSED IN THE DEFINITIVE PROXY STATEMENT, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE DEFINITIVE PROXY STATEMENT.

EXHIBIT A

Pro Forma Condensed Consolidated Statements of Financial Position

The following table sets forth (i) Dell Inc.’s condensed consolidated statements of financial position at May 3, 2013 and (ii) Dell Inc.’s condensed consolidated statements of financial position at May 3, 2013 pro forma to reflect the proposed $14 self tender offer by Dell Inc. (the “$14 Self Tender Offer”).

The pro forma condensed consolidated statements of financial position assume the following:

•	The completion of the $14 Self Tender Offer on May 3, 2013;

•	The incurrence of $5.2 billion in new senior term loans, the proceeds of which are used to fund the $14 Self Tender Offer;

•
The sale of both short-term and long-term financing receivables for a total of $4.4 billion net of both short-term and long-term structured financing debt of $1.5 billion for total cash proceeds of $2.9 billion, the proceeds of which are used to fund the $14 Self Tender Offer;

•	The following items are also used to fund the $14 Self Tender Offer:
o	$10.4 billion of cash and cash equivalents,
o	$486 million of short-term investments, and
o	$2.3 billion of long-term investments;

•	The repayment of:
o	$454 million in short-term structured financing receivables, and
o	$1.0 billion in long-term structured financing receivables; and

•	The payment of $15.6 billion for:
o	1.1 billion shares in the proposed $14 Self Tender Offer,
o	$490 million of break-up and diligence fees,
o	$200 million in cash taxes paid in connection with repatriating cash from overseas, and
o	$182 million in financing fees.

The pro forma condensed consolidated statements of financial position are presented for informational purposes only, are based on certain assumptions that we believe to be reasonable, and do not purport to predict or indicate the financial position of Dell Inc. at any future date.  In our opinion, all adjustments have been made that are needed to present fairly the pro forma condensed consolidated statements of financial position.

The pro forma condensed consolidated statements of financial position should be read in conjunction with Dell Inc.’s financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” all of which appear in Dell Inc.’s Report on Form 10-Q for the quarterly period ended May 3, 2013, which was filed with the Securities and Exchange Commission on June 12, 2013.

Pro Forma Condensed Consolidated Statements of Financial Position
	May 3, 2013
	Actual1	Adjustments	Pro Forma
Cash and cash equivalents	$ 10,419	$ (5,519)2	$ 4,900
Short-term investments	486	(486)3	̶
Accounts receivable	6,440		6,440
Short-term financing receivables, net	2,991	(2,991)4	̶
Inventories, net	1,387		1,387
Other current assets	3,936		3,936
Total current asset	25,659		16,663

Property, plant and equipment, net	2,136		2,136
Long-term investments	2,303	(2,303)5	̶
Long-term financing receivables, net	1,383	(1,383)6	̶
Goodwill	9,289		9,289
Purchased intangible assets, net	3,176		3,176
Other non-current assets	845		845
	19,132		15,446

Total assets	44,791		32,109

Short-term debt	3,133	(454)7	2,679
Accounts payable	10,990		10,990
Accrued and other	3,402		3,402
Short-term deferred revenue	4,265		4,265
Total current liabilities	21,790		21,336

Long-term debt	4,115	(4,201)8	8,316

Long-term deferred revenue	3,963		3,963
Other non-current liabilities	4,163		4,163
Total liabilities	12,241		16,442

Total Dell stockholders' equity	10,739	(16,429)9	(5,690)10

Non-controlling interest	21		21
Total stockholders' equity	10,760		(5,66 9)

Total liabilities and equity	44,791		32,109

1 The May 3, 2013 condensed consolidated statements of financial position are taken from Dell Inc.’s Form 10-Q for the quarterly period ended May 3, 2013 and filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2013.

2 $5.519 billion cash and cash equivalents used as to consummate the $14 Self Tender Offer (including $200 million in cash taxes paid in connection with repatriating cash from overseas, $490 million paid in break-up fees in connection with the Michael Dell/Silver Lake transaction, and $182 million paid in financing fees in connection with the incurrence of $5.2 billion of new long-term indebtedness).

3 $486 million short-term investments sold and the proceeds used to consummate the $14 Self Tender Offer.

4 $2.991 billion short-term financing receivables sold and net proceeds of $2.537 billion used to consummate the $14 Self Tender Offer.

5 $2.303 billion of long-term investments sold and the proceeds used to consummate the $14 Self Tender Offer.

6 $1.383 billion of long-term financing receivables sold and net proceeds of $384 million used to consummate the $14 Self Tender Offer.

7 $454 million of short-term financing receivables repaid.

8 $999 million of long-term financing receivables repaid.  $5.2 billion of new long-term debt incurred as a source of proceeds to consummate the $14 Self Tender Offer.

9 Stockholders’ equity reduced by the repurchase of 1.1 billion shares at $14 per share, the payment of $200 million in cash taxes paid in connection with repatriating cash from overseas, the payment of $490 million in break-up fees in connection with the Michael Dell/Silver Lake transaction and the payment of $182 million in financing fees in connection with the incurrence of $5.2 billion of new long-term debt.

10 Negative stockholders’ equity primarily driven by repurchase of shares at $14 per share.

EXHIBIT B

Other Pro Forma Financial Data

The following table sets forth certain other financial data of Dell Inc. (i) at May 3, 2013 and (ii) pro forma to reflect the proposed $14 self tender offer by Dell Inc. (the “$14 Self Tender Offer”).

The other pro forma financial data assume the following:

•	The completion of the $14 Self Tender Offer on May 3, 2013;

•	The incurrence of $5.2 billion in new senior term loans, the proceeds of which are used to fund the $14 Self Tender Offer;

•
The sale of both short-term and long-term financing receivables for a total of $4.4 billion net of both short-term and long-term structured financing debt of $1.5 billion for total cash proceeds of $2.9 billion, the proceeds of which are used to fund the $14 Self Tender Offer;

•	The following items are also used to fund the $14 Self Tender Offer:
o	$10.4 billion of cash and cash equivalents,
o	$486 million of short-term investments, and
o	$2.3 billion of long-term investments;

•	The repayment of:
o	$454 million in short-term structured financing receivables, and
o	$1.0 billion in long-term structured financing receivables; and

•	The payment of $15.6 billion for:
o	1.1 billion shares in the proposed $14 Self Tender Offer,
o	$490 million of break-up and diligence fees,
o	$200 million in cash taxes paid in connection with repatriating cash from overseas, and
o	$182 million in financing fees.

The other pro forma financial data are presented for informational purposes only, are based on certain assumptions that we believe to be reasonable, and do not purport to predict or indicate the financial position of Dell Inc. at any future date.  In our opinion, all adjustments have been made that are needed to present fairly the other pro forma financial data.

The other pro forma financial data should be read in conjunction with Dell Inc.’s financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” all of which appear in Dell Inc.’s Report on Form 10-Q for the quarterly period ended May 3, 2013, which was filed with the Securities and Exchange Commission on June 12, 2013.

Other Pro Forma Financial Data
	May 3, 2013
	Actual	Pro Forma

Cash and cash equivalents, short-term investments and long-term investments	13,2081	4,900
Debt	7,2481	10,995
Net Debt	(3,171)	6,095
EBITDA2	3,577	3,254
Net Debt/EBITDA	-1.8x	1.9x

1 Obtained from Dell Inc.’s Form 10-Q for the quarterly period ended May 3, 2013 and filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2013.

2 Dell’s EBITDA used in these condensed consolidated statements of financial condition was obtained from the “Dell Special Committee Investor Presentation, June 2013”, filed with the SEC on Schedule 14A on June 24, 2013 (see page 34, footnote 2).  Actual EBITDA of $3.577 billion is based on Final FY14 Board Case EBITDA of $3.254 billion, plus $323 million to add-back for the loss of DFS income.  Pro Forma EBITDA of $3.254 billion is the Final FY14 Board Case EBITDA as disclosed by Dell on Schedule 14A filed on June 24, 2013.

EBITDA is a non-GAAP financial measure.  Dell has not provided a reconciliation for EBITDA to the most comparable GAAP financial measure. On July 15, 2013, Dell filed an amendment to Schedule 14A amending and restating the “Dell Supplemental Investor Materials” filed as definitive additional materials with the SEC on July 5, 2013 to include a non-GAAP financial measures reconciliation table as Appendix A, which stated the following:

Reconciliation to non-GAAP financials – Q4 FY13 and Q1 FY14
Reconciliation to non-GAAP operating income	Q4 FY13	Q1 FY14
GAAP operating income	$698	$226
Amortization of intangibles	188	196
Severance and facility actions and acquisition related costs	68	80
Other1		88
Non-GAAP operating income – as previously disclosed	$954	$590
Vendor Settlements	(250)	-
Non-GAAP operating income	$704	$590

Reconciliation to non-GAAP EPS - diluted	Q4 FY13	Q1 FY14
GAAP EPS – diluted	$0.30	$0.07
Non-GAAP adjustments per share	0.10	0.14
Non-GAAP EPS – diluted – as previously disclosed	$0.40	$0.21
Vendor settlements	(0.11)2	-
Non-GAAP EPS - diluted	$0.29	$0.21

1 Includes merger-related costs, which consist of transaction expenses associated with Dell's proposed merger as well as expenses associated with special performance-based retention cash awards granted to certain key employees in Q1 FY14

2 Assuming a tax rate of 23.4% and weighted average share count of 1,748mm on benefits of approximately $250 million, which primarily relate to vendor settlements

There are limitations to the use of the non-GAAP financial measures presented in this presentation. Dell’s non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in Dell’s industry, may calculate the non-GAAP financial measures differently than Dell, limiting the usefulness of those measures for comparative purposes. In addition, items such as amortization of purchased intangible assets represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in the non-GAAP financial measures and such measures, therefore, do not reflect the full economic effect of such loss. Further, items such as severance and facility actions, acquisition-related costs, and other charges that are excluded from the non-GAAP financial measures can have a material impact on earnings. Dell’s management compensates for the foregoing limitations by relying primarily on GAAP results and using non-GAAP financial measures supplementally or for projections when comparable GAAP financial measures are not available. The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for gross margin, operating expenses, operating income, net income, and earnings per share prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. See above for reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented.

The following is a summary of the costs and other items excluded from the most comparable GAAP financial measures to calculate non-GAAP financial measures:

•  Severance and Facility Actions and Acquisition-related Costs – Severance and facility action costs are primarily related to facilities charges, including accelerated depreciation and severance and benefits for employees terminated pursuant to cost synergies related to strategic acquisitions and actions taken as part of a comprehensive review of costs. Acquisition-related charges are expensed as incurred and consist primarily of retention payments, integration costs, and other costs.  Retention payments include stock-based compensation and cash incentives awarded to employees, which are recognized over the vesting period.  Integration costs primarily include IT costs related to the integration of IT systems and processes, costs related to the integration of employees, consulting expenses, and for acquisitions made prior to Fiscal 2013, costs related to full-time employees who were working on the integration. Severance and facility actions and acquisition-related charges are inconsistent in amount and are significantly impacted by the timing and nature of these events. Therefore, although Dell may incur these types of expenses in the future, it believes that eliminating these charges for purposes of calculating the non-GAAP financial measures presented above facilitates a more meaningful evaluation of Dell’s current operating performance and comparisons to Dell’s past operating performance.

•  Amortization of Intangible Assets – Amortization of purchased intangible assets consists primarily of amortization of customer relationships, acquired technology, non-compete covenants, and trade names purchased in connection with business acquisitions. Dell incurs charges related to the amortization of these intangibles, and those charges are included in Dell’s Consolidated Financial Statements. Amortization charges for purchased intangible assets are significantly impacted by the timing and magnitude of Dell’s acquisitions. Accordingly, these charges may vary in amount from period to period. Dell excludes these charges for purposes of calculating the non-GAAP financial measures presented above to facilitate a more meaningful evaluation of Dell’s current operating performance and comparisons to Dell’s past operating performance.

•  Other Items – Dell also adjusts GAAP financial results for expenses associated with Dell's proposed merger. These expenses consist of professional fees incurred by Dell in connection with Dell's proposed merger as well as the reimbursement of transaction-related expenses incurred by certain participants approved by a special committee of the Board of Directors. In addition, Dell adjusts GAAP financial results for special retention cash bonus awards granted to certain key employees in the first quarter of Fiscal 2014 that will be payable in March 2014. Dell is excluding these expenses for the purpose of calculating the non-GAAP financial measures presented above because Dell believes these items are outside our ordinary course of business and do not contribute to a meaningful evaluation of Dell's current operating performance or comparisons to Dell's past operating performance. In addition, previously disclosed non-GAAP financial measures have been further adjusted to exclude certain vendor settlements.

•  The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments mentioned above.  The tax effects are determined based on the tax jurisdictions where the above items were incurred.

Icahn urges Dell stockholders to refer to Dell’s Definitive Proxy Statement and other Dell materials filed with the SEC for further and detailed information concerning Dell’s calculation of EBITDA.

EXHIBIT C

Valuation Analysis

Assumes Only Icahn and Southeastern Do Not Tender

Total Value to Tendering Shareholders 1

Assumed NTM P/E Multiple 2	5.5x	6.0x	6.6x	7.2x
Cash	$9.99	$9.99	$9.99	$9.99
% of $14 Tender Offer	71%	71%	71%	71%
Assumed Stock Value	$4.57	$4.98	$5.48	$5.98

Warrant	$1.15	$1.37	$1.65	$1.94

Total Value to Tendering Shareholders	$15.72	$16.35	$17.13	$17.92

% Premium to Michael Dell/Silver Lake Deal	15.1%	19.8%	25.5%	31.3%

Assumes Only Icahn, Southeastern and Michael Dell Roll Do Not Tender

Total Value to Tendering Shareholders 1

Assumed NTM P/E Multiple 2	5.5x	6.0x	6.6x	7.2x
Cash	$12.11	$12.11	$12.11	$12.11
% of $14 Tender Offer	86%	86%	86%	86%
Assumed Stock Value	$2.16	$2.35	$2.59	$2.82

Warrant	$1.15	$1.37	$1.65	$1.94

Total Value to Tendering Shareholders	$15.42	$15.83	$16.35	$16.88

% Premium to Michael Dell/Silver Lake Deal	13.0%	16.0%	19.8%	23.6%

     Notes:
1	Assumes FY’15 Dell earnings pro forma for the Icahn/Southeastern tender of $2.90, as derived in the accompanying Sources of Funding and Self Tender Offer.
2
NTM P/E multiples of 5.5x, 6.0x, 6.6x (as calculated by the Special Committee to be the unaffected NTM P/E multiple prior to announcement as per Schedule 14A filed with the SEC by Dell on 6/24/13) and 7.2x (most recent Hewlett Packard FY'14 P/E as per Bloomberg as of 7/11/13).

Sources of Funding and Self Tender Offer

Sources of Funding 3, 4		Self Tender Offer
Millions (Except Per Share Values)		Millions (Except Per Share Values)

Cash (Projected as of 7/31/13)	13,300		Fiscal Year Ending
Assumed Minimum Cash	4,900		January 30, 2015
Break-up and Diligence Fees	490	Non-GAAP Operating Income 5	3,300
Taxes Paid	200	Less: Estimated Foregone Dell Financials Services Income 6	(250)
Bond Issuance Fee	182	Less: Net Interest Expense 7	(556)
Total Available Cash	7,528	Pro Forma Pre-tax Income	2,494
		Taxes	549
Short-term Financing Receivables	2,991	Pro Forma Net Income	1,946
Long-term Financing Receivables	1,383
Long-term Structured Financing Debt	(999)	Shares Outstanding 8	1,788
Short-term Structured Financing Debt	(454)	Shares Repurchased in Self Tender	1,118
Total Cash Proceeds from Sale of Receivables	2,921	Pro Forma Shares Outstanding	670

New Senior Term Loans	5,200	Pro Forma FY'15 EPS	$2.90

Total Proceeds	15,649

Self Tender Price	$14.00
Shares Repurchased	1,118

     Notes:
3	Assumes, as per Schedule 14A filed with the SEC by Dell on 6/24/13 $13.3 billion in cash as of 7/31/13.
4
Assumes, as per Schedule 14A filed by Icahn with the SEC on 7/1/13, total cash available for repurchases of $15.649 billion to repurchase 1.118 billion shares at $14.  Total cash available derived from the incurrence of $5.2 billion in new senior term loans, the sale of short-term and long-term financing receivables net of both short-term and long-term structured financing debt for total cash proceeds of $2.9 billion, $10.4 billion of cash and cash equivalents, $486 million of short-term investments, and $2.3 billion of long-term investments (as per Form 10-Q filed with the SEC by Dell on 6/12/13), $490 million of break-up and diligence fees, $200 million of cash taxes paid in connection with repatriating cash from overseas, and $182 million in financing fees.  Assumed minimum cash of $6.4 billion as per Schedule 14A filed with the SEC by Dell on 6/5/13, less $1.5 billion equal to undrawn revolver at closing as per Schedule 14A filed with the SEC by Dell on 6/24/13.

5	Assumes, as per Schedule 14A filed with the SEC by Dell on 6/13/13 $3.3 billion in operating income in the BCG Base Case for fiscal year ending January 30, 2015.
6
Assumes Dell Financial Services begins to rebuild receivables balance to only generate a deficit of $250 million of income for fiscal year ending January 30, 2015 as compared to the $323 million loss projected by the Special Committee for Dell Financial Services for fiscal year ending January 31, 2014 as per Schedule 14A filed by Dell on 6/5/13.

7	Assumes 5.5% blended cost of debt and 0.5% interest income.
8	Assumes, as per Schedule 14A filed with the SEC by Dell on 6/24/13 1.788 billion shares outstanding as of 7/31/13.

Warrant Valuation Analysis

Black-Scholes Calculations 8, 9

Inputs:			Inputs:
Assumed Stock Value (S)	$15.97		Assumed Stock Value (S)			$17.42
Strike Price (X) 10	$20.00		Strike Price (X) 10			$20.00
Volatility (s) 11	37%		Volatility (s) 11			37%
Risk-free Rate 12	2%		Risk-free Rate 12			2%
Time to expiration (T) (yrs) 10	7.0		Time to expiration (T) (yrs) 10			7.0
Fraction of Warrant Granted Per Share	0.25		Fraction of Warrant Granted Per Share			0.25
# of Options (000)	279,446		# of Options (000)			279,446
# Shares Outstanding (Projected as of 7/31/13) (000)	1,788,000		# Shares Outstanding (Projected as of 7/31/13) (000)			1,788,000
Output:			Output:
Adjusted S (Dilution)	$14.43		Adjusted V (Dilution)			$15.81
D1	0.30		D1			0.40
D2	(0.68)		D2			(0.58)
N(D1)	0.62		N(D1)			0.65
N(D2)	0.25		N(D2)			0.28
Value of Warrant	$4.61		Value of Warrant			$5.49

Inputs:			Inputs:
Assumed Stock Value (S)	$19.16		Assumed Stock Value (S)			$20.90
Strike Price (X) 10	$20.00		Strike Price (X) 10			$20.00
Volatility (s) 11	37%		Volatility (s) 11			37%
Risk-free Rate 12	2%		Risk-free Rate 12			2%
Time to expiration (T) (yrs) 10	7.0		Time to expiration (T) (yrs) 10			7.0
Fraction of Warrant Granted Per Share	0.25		Fraction of Warrant Granted Per Share			0.25
# of Options (000)	279,446		# of Options (000)			279,446
# Shares Outstanding (Projected as of 7/31/13) (000)	1,788,000		# Shares Outstanding (Projected as of 7/31/13) (000)			1,788,000
Output:			Output:
Adjusted V (Dilution)	$17.46		Adjusted V (Dilution)			$19.13
D1	0.50		D1			0.59
D2	(0.48)		D2			(0.39)
N(D1)	0.69		N(D1)			0.72
N(D2)	0.32		N(D2)			0.35
Value of Warrant	$6.60		Value of Warrant			$7.78

Assumed NTM P/E Multiple 2		5.5x	6.0x	6.6x	7.2x
Pro Forma FY'15 EPS		$2.90	$2.90	$2.90	$2.90
Assumed Stock Value		$15.97	$17.42	$19.16	$20.90

Value of Warrant		$4.61	$5.49	$6.60	$7.78
0.25 Warrants Issued Per Share Repurchased		0.25	0.25	0.25	0.25
Value of 0.25 Warrant Per Share Repurchased		$1.15	$1.37	$1.65	$1.94

     Notes:
2
NTM P/E multiples of 5.5x, 6.0x, 6.6x (as calculated by the Special Committee to be the unaffected NTM P/E multiple prior to announcement as per Schedule 14A filed with the SEC by Dell on 6/24/13) and 7.2x (most recent Hewlett Packard FY'14 P/E as per Bloomberg as of 7/11/13).

8	Warrants valued using Black-Scholes model. Valuation assumes dilution.
9	Assumes 1.118 billion shares are tendered, shareholders who tender will receive 0.25 of a warrant per purchased tendered share.
10	Assumes a 7 year warrant with a $20 strike price.
11	Assumes 37% volatility, as per Form 10-K filed with the SEC by Dell on 3/12/13.
12	Risk-free rate assumes the U.S. Generic Government 7 Year Yield (USGG7YR) as per Bloomberg on 7/11/13.

EXHIBIT D

Pro Forma Condensed Consolidated Statements of Income

The following tables set forth (i) (A) Dell Inc.’s condensed consolidated statements of income for the fiscal year ended February 1, 2013 and (B) Dell Inc.’s condensed consolidated statements of income for the fiscal year ended February 1, 2013 pro forma to reflect the proposed $14 self tender offer by Dell Inc. (the “$14 Self Tender Offer”) and (ii) (A) Dell Inc.’s condensed consolidated statements of income for the quarterly period ended May 3, 2013 and (B) Dell Inc.’s condensed consolidated statements of income for the quarterly period ended May 3, 2013 pro forma to reflect the proposed $14 Self Tender Offer.

The pro forma condensed consolidated statements of income assume the following:

•	The completion of the $14 Self Tender Offer on the first day of the period presented;

•	The incurrence of $5.2 billion in new senior term loans, the proceeds of which are used to fund the $14 Self Tender Offer;

•
The sale of both short-term and long-term financing receivables for a total of $4.4 billion net of both short-term and long-term structured financing debt of $1.5 billion for total cash proceeds of $2.9 billion, the proceeds of which are used to fund the $14 Self Tender Offer;

•	A reduction of $323 million in operating income as a result of the sale of financing receivables;

•	The following items are also used to fund the $14 Self Tender Offer:
o	$10.4 billion of cash and cash equivalents,
o	$486 million of short-term investments, and
o	$2.3 billion of long-term investments;

•	The repayment of:
o	$454 million in short-term structured financing receivables, and
o	$1.0 billion in long-term structured financing receivables; and

•	The payment of $15.6 billion for:
o	1.1 billion shares in the proposed $14 Self Tender Offer,
o	$490 million of break-up and diligence fees,
o	$200 million in cash taxes paid in connection with repatriating cash from overseas, and
o	$182 million in financing fees.

The pro forma condensed consolidated statements of income are presented for informational purposes only, are based on certain assumptions that we believe to be reasonable, and do not purport to predict or indicate the financial position of Dell Inc. at any future date.  In our opinion, all adjustments have been made that are needed to present fairly the pro forma condensed consolidated statements of income.

The pro forma condensed consolidated statements of income should be read in conjunction with Dell Inc.’s financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” all of which appear in Dell Inc.’s Annual Report on Form 10-K for the fiscal year ended February 1, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2013 (the “2013 Annual Report”), and Dell Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended May 3, 2013, which was filed with the SEC on June 12, 2013 (the “Q1 Quarterly Report”).

Pro Forma Condensed Consolidated Statements of Income
(in millions, except per share amounts)	Fiscal Year Ended February 1, 2013
	Actual1	Adjustments	Pro Forma
Net revenue:
Products	$ 44,744	-	$ 44,744
Services, including software related	12,196	-	12,196
Total net revenue	56,940	-	56,940
Cost of net revenue:
Products	36,683	-	36,683
Services, including software related	8,071	-	8,071
Total cost of net revenue	44,754	-	44,754
Gross margin	12,186	-	12,186
Operating expenses:
Selling, general and administrative	8,102	-	8,102
Research, development, and engineering	1,072	-	1,072
Total operating expenses	9,174	-	9,174
Operating income	3,012	(323)2	2,689
Interest and other, net	(171)	(385)	(556)3
Income before income taxes	2,841	(708)	2,133
Income tax provision4	469	(117)	352
Net income	2,372	(591)	1,781

Earnings per share:
Basic	$ 1.36	$ 1.48	$ 2.84
Diluted	$ 1.35	$ 1.45	$ 2.80
Weighted-average shares outstanding:
Basic	1,745	(1,118)5	627
Diluted	1,755	(1,118)5	637

1 Obtained from Dell Inc.’s 2013 Annual Report.

2 Assumes a pro forma loss of $323 million from the sale of financing receivables, as specified in the Definitive Additional Materials on Schedule 14A filed by Dell Inc. on June 24, 2013.

3 Assumes a weighted-average annual interest rate of 5.5% on approximately $10.547 billion of total debt and 0.5% annual interest income from approximately $4.9 billion of cash and cash equivalents.

4 Assumes an effective tax rate of approximately 16.5% for the fiscal year ended February 1, 2013, as provided by Dell Inc. in its 2013 Annual Report.

5 Assumes the repurchase of 1.1 billion shares by Dell Inc. in the proposed $14 Self Tender Offer.

Pro Forma Condensed Consolidated Statements of Income
(in millions, except per share amounts)	Three Months Ended May 3, 2013
	Actual6	Adjustments	Pro Forma
Net revenue:
Products	$ 10,902	-	$ 10,902
Services, including software related	3,172	-	3,172
Total net revenue	14,074	-	14,074
Cost of net revenue:
Products	9,244	-	9,244
Services, including software related	2,083	-	2,083
Total cost of net revenue	11,327	-	11,327
Gross margin	2,747	-	2,747
Operating expenses:
Selling, general and administrative	2,208	-	2,208
Research, development, and engineering	313	-	313
Total operating expenses	2,521	-	2,521
Operating income	226	(81)7	145
Interest and other, net	(68)	(71)	(139)3
Income before income taxes	158	(152)	6
Income tax provision8	28	(27)	1
Net income	130	(125)	5

Earnings per share:
Basic	$ 0.07	$ (0.07)	$ 0.01
Diluted	$ 0.07	$ (0.07)	$ 0.01
Weighted-average shares outstanding:
Basic	1,748	(1,118)5	630
Diluted	1,761	(1,118)5	643

6 Obtained from Dell Inc.’s Q1 Quarterly Report.

7 Assumes a 25% impact of full-year pro forma loss of $323 million from the sale of financing receivables, as provided in the Definitive Additional Materials on Schedule 14A filed by Dell Inc. on June 24, 2013.

8 Assumes an effective tax rate of approximately 17.6% for the fiscal quarter ended May 3, 2013, as provided by Dell Inc. in its Q1 Quarterly Report.